                                                                   EXHIBIT 10(i)

                             AMENDED AND RESTATED
                        DEFERRED COMPENSATION PLAN FOR
                      OUTSIDE DIRECTORS OF TIDEWATER INC.
                          (EFFECTIVE OCTOBER 1, 1999)

                                   ARTICLE I

                                    PURPOSE

     The purpose of the Amended and Restated Deferred Compensation Plan for Outside Directors of Tidewater Inc. (the "Plan") is to provide for the deferral of annual retainer fees, Board meeting attendance fees, Board Committee meeting attendance fees (hereinafter referred to in the aggregate as "Compensation") paid by Tidewater Inc. (the "Company") to members of the Company's Board of Directors (the "Board").

                                  ARTICLE II

                                ADMINISTRATION

     The Plan will be administered by the Company's Employee Benefits Committee (the "Committee"). The Committee will have the sole authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and in general, to make all other determinations and take all actions, not otherwise required herein to be taken by the Board or a committee thereof, necessary or advisable for the administration of the Plan. All decisions of the Committee concerning the administration, construction, and interpretation of the Plan shall be final, conclusive and binding upon all parties and interests.

                                  ARTICLE III

                                 PARTICIPANTS

     Participation in the Plan is limited to members of the Board who are not full-time employees of the Company or a subsidiary who elect to defer Compensation as provided herein (hereinafter referred to individually as the "Director" and collectively as the "Directors"). Upon termination of membership on the Board, deferral of Compensation under the Plan shall cease and distribution of Compensation not previously commenced shall commence, as provided in Article VIII hereof.

                                  ARTICLE IV

                            COMPENSATION ELECTIONS

     4.1 PAYMENT ELECTION. For each calendar year of the Company, any eligible Director may elect to receive Compensation distributed in (i) cash payments made in the customary manner; or (ii) deferred payments as hereinafter provided.

     4.2 TIME AND METHOD OF ELECTION. In order for an election to be effective for any given calendar year, the Director must deliver a signed election form to the Committee no later than December 31 of the year preceding the year for which the election is to take effect. In the case of a person who is elected or appointed to the Board during the calendar year in which the deferral election is to take effect, the signed deferral election form must be delivered to the Committee no later than the first Board meeting attended by the Director following such election or appointment. A deferral election must be made on the form attached hereto as Exhibit "A" available upon request from the Committee. Executed election forms are to be forwarded to the attention of the Committee or a person designated by the Committee to receive them (the "Representative").

     4.3 IRREVOCABILITY OF ELECTION. Upon receipt of the signed election form by the Committee or its Representative, the election to defer Compensation shall become irrevocable as to the year for which it is effective.

     4.4 FORM OF DEFERRED COMPENSATION. Each Director electing to defer Compensation must further elect to either: (i) have the Company allocate to such Director units in the form of hypothetical units of the Company's common stock (the "Stock Units"); (ii) have the Company allocate to such Director units ("Investment Fund Units") in the form of hypothetical units in one or more investment funds or investment vehicles made available to Directors from time to time through the Plan (the "Investment Funds") or (iii) have the Company allocate to such Director a combination of Stock Units and Investment Fund Units. Notwithstanding the foregoing provisions of this Section 4.4 or any other provision of the Plan, upon the occurrence of a Change of Control (as defined in Section 8.7(b)), all Stock Units credited to a Director's account immediately prior to the Change of Control shall be immediately and automatically converted to a dollar amount equal to the product of the number of such Stock Units times the higher of (i) the Fair Market Value (as defined in Section 5.1) of the Company's common stock as of the day of the Change of Control, and (ii) the highest per share price paid for shares of the Company's common stock (or the equivalent value) in the transaction constituting the Change of Control. The resulting dollar amount shall, upon the occurrence of the Change of Control, be deemed immediately transferred out of the Director's Stock Unit account and invested in the Investment Fund that is a money market account or other interest-earning fund made available to Directors through the Plan. Such dollar amount shall subsequently be administered in accordance with the Plan's provisions as Investment Fund Units (or as additional Investment Fund Units, as the case may be).

     4.5 EFFECT OF NO ELECTION. If a written election form for a calendar year is not received by the Committee or its Representative at the time and in the manner provided in Section 4.2 above, Compensation to which the Director becomes entitled for that calendar year shall be distributed in the form of customary cash payments.

     4.6 DEFERRAL AMOUNT. A Director may elect to defer payment of up to 100% of Compensation during a year, in 25% increments, until the expiration of the Deferral Period, as defined in Section 8.1 hereof.

                                   ARTICLE V

                                  STOCK UNITS

     5.1 STOCK UNITS. For each Director electing to defer Compensation in the form of Stock Units, the Company shall credit to such Director's account as of the date of payment (the "Crediting Date") of such Compensation that number of Stock Units equal to the number of shares of the Company's common stock (including fractions) that could be purchased with the amount of the Compensation that such Director elected to defer in the form of Stock Units at the Fair Market Value of the Company's common stock on such Crediting Date. The term "Fair Market Value" shall mean, for purposes of determining the number of Stock Units credited to a Director's account, the closing sale price for a share of the Company's common stock on the consolidated reporting system for New York Stock Exchange issues on the trading day preceding the Crediting Date and, for purposes of determining the value of a Stock Unit for a distribution under
Section 8.3, upon termination of the Plan or in the event of a Change of Control of the Company (as defined in Section 8.7(b)), the average of the closing quotations for the Company's common stock based on composite transactions for New York Stock Exchange listed issues for the ten trading days preceding the applicable date.

     5.2 DIVIDENDS. The Company shall credit to each Directors's account as of the Crediting Date the number of Stock Units equal to the number of shares of the Company's common stock (including fractions) that could be purchased at the Fair Market Value of the Company's common stock on such Crediting Date, with the dividends such Director would have received if he had been the owner of the number of shares of the Company's common stock equal to the number of Stock Units (excluding fractions) in his account on the date normal customary dividends would have been paid. After a Director has terminated service on the Board, dividends shall continue to be credited to such Director's Stock Unit account until all Compensation deferred in the form of Stock Units has been distributed pursuant to Article VIII hereof.

     5.3 ADJUSTMENT IN STOCK UNITS. The total number of Stock Units credited to each Director's account shall be appropriately adjusted from time to time, as determined by the Committee, for any increase or decrease in the number of outstanding shares of the Company's common stock resulting from a subdivision or combination of shares of common stock, a dividend payment in common stock, a reclassification of common stock, a merger or consolidation, or for any other change in the capital structure or shares of common stock. The determination of the Committee shall be final, conclusive and binding upon all parties.

     5.4 TRANSFERS AND REALLOCATIONS. Transfers of amounts and reallocation of account balances between a Stock Unit account and an Investment Fund Unit account will not be permitted.

                                  ARTICLE VI

                             INVESTMENT FUND UNITS

     6.1 INVESTMENT FUND UNITS. The Committee shall determine from time to time the Investment Funds that will be available as hypothetical investments for Directors and each Director may choose the Investment Fund or Funds to be used as the deemed investments for his deferred Compensation. If no Investment Fund is selected by the Director, deferred Compensation shall be deemed invested in the Investment Fund that is a money market account. The Company shall credit to such Director's account as soon after the Crediting Date as may be administratively practicable the number of Investment Fund Units that could be purchased with the amount of Compensation such Director elected to defer as Investment Fund Units in accordance with Sections 4.1 and 4.2 hereof. The Committee may change or discontinue at any time any Investment Fund available under the Plan in its discretion; provided, however, that each affected Director shall be given the opportunity to redirect the allocation of his account deemed invested in discontinued Investment Fund Units among the other Investment Funds offered, including any replacement fund.

     6.2 TRANSFERS AND REALLOCATIONS. Subject to the rules established by the Committee, a Director may transfer or reallocate amounts credited to his Investment Fund Unit account among the various Investment Funds. A transfer or reallocation will take effect as soon as administratively practicable following the date on which the Committee or Representative receives notice of the change. The Committee may, in its discretion, further restrict transfers or reallocations by the Directors into or out of Investment Funds or specify minimum or maximum amounts that may be transferred or reallocated by Directors.

     6.3 ADJUSTMENT OF INVESTMENT UNIT ACCOUNTS. The Investment Unit accounts shall be adjusted as of the close of each day during which the New York Stock Exchange is open to engage in stock transactions ("Business Day") to reflect increases or decreases in the value of such deemed investments.

                                  ARTICLE VII

                    COMPANY LIABILITY AND DIRECTOR'S RIGHTS

     Directors and their beneficiaries by virtue of participating in the Plan have only an unsecured right to receive benefits from the Company as general creditors of the Company. The Plan constitutes a mere promise to make payments in the future. The adoption of the Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust for the benefit of Directors or their beneficiaries; legal and equitable title to any funds so set aside shall remain in the Company, and any recipient of benefits hereunder shall have no security or other interest in such funds. Any and all funds so set aside shall remain subject to the claims of the general creditors of the Company, present and future, and no payment shall be made under the Plan unless the Company is then solvent. This provision shall not require the Company to set aside any funds, but the Company may set aside such funds if it chooses to do so. Notwithstanding the foregoing provisions of this Article VII and any other provision of the Plan, an amount equal to all deferred Compensation may be deposited into a trust (any such trust, and successor thereto, being hereinafter called the "Trust") established by the Company for the purpose of assuring payment of the Company's obligations under the Plan. The Trust shall be subject to the claims of the general creditors of the Company in the event of the Company's bankruptcy or insolvency. Notwithstanding any establishment of the Trust, the Company shall remain responsible for the payment of any amounts so payable which are not so paid by the Trust.

                                 ARTICLE VIII

                        TIME AND METHOD OF DISTRIBUTION

     8.1 ELECTION FOR DISTRIBUTION. Directors may elect to defer Compensation until (i) termination of Board service with the Company or, with respect to Compensation that would otherwise have been paid, if not deferred, in the calendar year in which termination of Board service occurs, the first Business Day of the following calendar year; or (ii) the date specified in the deferral election form executed by the Director (the "Deferral Date"), which must be at least two years following the date Compensation would be paid, if it were not deferred. The period during which Compensation is deferred is referred to herein as the "Deferral Period." If the Director specifies a Deferral Date, the Deferral Period will end on the Deferral Date, regardless of termination of Board service, except that the Deferral Period shall always end upon the death of the Director.

     8.2 TIMING OF DISTRIBUTION. As soon as practicable after the expiration of the Deferral Period, all amounts credited to a Director shall be distributed to him (or his designated beneficiary) in cash in a single lump-sum payment, unless the Director has elected to receive the annual installment payments over not less than two nor more than ten years. An election to receive the distribution in installments must be made at least 13 months prior to the end of the Deferral Period and may be made at the time of the deferral election or at a later time on the form provided as Exhibit "B." A change to a deferral election or form of distribution election hereunder will be permitted, but no such change will be effective for a period of at least 13 months following the date that the Committee is notified of such change. If payment in the form of annual installment payments is elected, the second and remaining annual installment payments, if any, shall be payable on the successive anniversary dates of the first payment. If a Director who has deferred Compensation under the Plan dies while a member of the Board, or after commencing to receive a distribution under this Article, then any remaining payments shall be payable to the Director's designated beneficiary as directed by the Director on Exhibit "C."

     8.3 MANNER OF DISTRIBUTION - STOCK UNITS. For those Directors electing to defer Compensation as Stock Units, distribution shall be as follows: (i) for lump sum distributions, the amount of cash distributed shall be equal to the number of Stock Units credited to a Director's account as of the payment date multiplied by the Fair Market Value of the Company's common stock (determined as described in Section 5.1 hereof) on the date on which such payment is made; or
(ii) for annual installment distributions, the amount of each installment shall be the numerator (equal to one) divided by the denominator (this being the total number of remaining installment payments) multiplied by the Fair Market Value of the Company's common stock as of the date on which such installment is paid.

     8.4 MANNER OF DISTRIBUTION -- INVESTMENT FUND UNITS. For those Directors electing to defer Compensation as Investment Fund Units, distribution shall be as follows: (i) for lump sum distributions, the amount of cash distributed shall be equal to the value of the Investment Fund Units credited to a Director's account as of the Business Day preceding the payment date; or (ii) for annual installment distributions, the amount of each installment shall be the numerator (equal to 1) divided by the denominator (this being the total number of remaining installment payments) multiplied by the value of the Investment Fund Units on the Business Day preceding the date on which such installment is paid.

     8.5 DISTRIBUTION DUE TO HARDSHIP. A Director may request a distribution due to Hardship by submitting a written request to the Committee accompanied by evidence to demonstrate that the circumstances being experienced qualify as a Hardship. The Committee shall have the authority to require such evidence as it deems necessary to determine if a distribution is warranted. If an application for a distribution due to a Hardship is approved, the distribution is limited to an amount sufficient to meet the emergency. The allowed distribution shall be payable in a method determined by the Committee as soon as possible after approval of such distribution. A Director who has commenced receiving installment payments under the Plan may request acceleration of such payments in the event of a Hardship. The Committee may permit accelerated payments to the extent such accelerated payment does not exceed the amount necessary to meet the emergency. An allowed Hardship distribution or an acceleration of payment of any amount deemed invested in Stock Units must also be approved in advance by the Compensation Committee of the Board of Directors.

     "Hardship" means a severe financial hardship to the Director resulting from a sudden and unexpected illness or accident of the Director or of a dependent of the Director, loss of the Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director. The circumstances that will constitute a Hardship would depend upon the facts of each case, but, in any case, payment may not be made in the event that such Hardship is or may be relieved:

          (a) through reimbursement or compensation by insurance or otherwise,

          (b) by liquidation of the Director's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship; or

          (c) by cessation of deferrals of Compensation under the Plan.

     The need to send a Director's child to college or the desire to purchase a home shall not be a Hardship.

     8.6 DESIGNATION OF BENEFICIARY. Any Director who elects to defer any or all of his Compensation shall have the right to designate a beneficiary, or beneficiaries who are to receive distribution of those payments if the Director dies before the distribution as elected under this Article is made. Any beneficiary designation, or change in the beneficiary designation, shall be made in writing by completing and furnishing to the Committee or its Representative the appropriate form attached hereto as Exhibit "C." The last designation of beneficiary received by the Committee or its Representative shall be controlling over any testamentary or purported disposition by the Director, provided that no designation, or change of designation thereof shall be effective unless received by the Committee prior to the death of the Director. If there is no designated beneficiary living at the time distribution of any Compensation is to be made, or if any designation of beneficiary shall be ineffective for any reason, then the Compensation shall be paid to the estate of the Director.

     8.7  CHANGE OF CONTROL

          (a) Distribution upon a Change of Control. Notwithstanding the fact that the Deferral Period may not have ended and notwithstanding a prior election by a Director to have deferred Compensation distributed in installments, if, prior to a Change of Control, a Director shall have elected in a form and manner reasonably satisfactory to the Company that his Investment Fund Unit account (including, without limitation, deferred Compensation, interest, dividends and earnings thereon, and any amount attributable to Stock Units that were automatically converted upon the occurrence of the Change of Control) shall be distributed to the Director in a lump sum upon a Change of Control, such amount shall be so paid.

          (b) Definition of Change of Control. As used in the Plan, 'Change of Control' shall mean:

               (i) the acquisition by any 'Person' (as defined in Section 8.7(c) hereof) of 'Beneficial Ownership' (as defined in Section 8.7(c) hereof) of 30% or more of the outstanding Shares of the Company's Common Stock, $0.10 par value per share (the 'Common Stock') or 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that for purposes of this subsection 8.7(b)(i), the following shall not constitute a Change of Control:

                    (A) any acquisition (other than a 'Business Combination' (as defined in Section 8.7(b)(iii) hereof) which constitutes a Change of Control under Section 8.7(b)(iii) hereof) of Common Stock directly from the Company,

                    (B) any acquisition of Common Stock by the Company or its
               subsidiaries,

                    (C) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                    (D) any acquisition of Common Stock by any corporation
               pursuant to a Business Combination which does not constitute a Change of Control under Section 8.7(b)(iii) hereof; or

               (ii) individuals who, as of the effective date of this amendment to the Plan, constitute the Board (the 'Incumbent Board') cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this amendment to the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

               (iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a 'Business Combination'), in each case, unless, immediately following such Business Combination,

                     (A) the individuals and entities who were the Beneficial
               Owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation (as defined in Section 8.7(c) hereof), and

                     (B) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                     (C) at least a majority of the members of the board of
               directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          (c) Other Definitions. As used in Section 8.7(b) hereof, the following words or terms shall have the meanings indicated:

               (i) Affiliate: 'Affiliate' (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

              (ii) Beneficial Owner: 'Beneficial Owner' (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

             (iii) Person: 'Person' shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that 'Person' shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

               (iv) Post-Transaction Corporation: Unless a Change of Control includes a Business Combination (as defined in Section 8.7(b)(iii) hereof), 'Post-Transaction Corporation' shall mean the Company after the Change of Control. If a Change of Control includes a Business Combination, 'Post-Transaction Corporation' shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company's assets either directly or indirectly, in which case, 'Post-Transaction Corporation' shall mean such ultimate parent corporation."

                                  ARTICLE IX

                           REQUESTS FOR DISTRIBUTION

     9.1 REQUESTS UNDER THE PLAN. A Director, or any other person or entity claiming on behalf of a Director, may present a written request to the Committee or its Representative for distribution of any amounts due or alleged to be due under the Plan. Within (30) days following receipt of the request, the Committee shall advise the Director or other person or entity in writing of the amounts payable and the method of distribution of such amounts.

     9.2 REVIEW OF REQUESTS. If a request for distribution under the Plan is not approved, the Committee shall set forth in writing in a manner calculated to be understood by the Director or other person or entity: (i) the specific reason or reasons for the action taken; (ii) specific reference to the pertinent provisions of the Plan upon which the action was taken; (iii) a description of any additional material or information necessary to have the request approved and an explanation of why such material or information is necessary; and (iv) an explanation of the Committee's review procedure. The Committee shall afford the Director or other person or entity a reasonable opportunity for a full and fair review by the Committee of its action taken if requested to do so within thirty (30) days after receipt of the written statement of the Committee's action.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 EFFECTIVE DATE. This Plan, as amended and restated, shall be effective October 1, 1999 and shall continue until amended or terminated by the Board.

     10.2 EFFECT OF THE PLAN. The establishment and continuance of the Plan by the Company shall not constitute a contract of service between the Company and any Director, and shall not be deemed to be consideration for, inducement to, or a condition of service of any person. The deferral of any Compensation pursuant to the provisions of the Plan shall not limit the rights of the shareholders or Directors of the Company to remove a Director as permitted by the Certificate of Incorporation, By-Laws or applicable laws. No trust or other fiduciary relationships shall be created or deemed to arise from any deferrals under the Plan.

     10.3 PROHIBITION AGAINST ASSIGNMENT. The right of any Director (or his designated beneficiary) to receive any payment or installment under the Plan shall not be subject in any manner to attachment or other legal process or proceedings for discharge of the debts of the Director or beneficiary, and any such payment or installment shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, mortgage or encumbrance.

     10.4 AMENDMENT AND TERMINATION. (i) The Board intends to continue the Plan indefinitely but reserves the right to modify the Plan from time to time, or to repeal the Plan entirely, or to direct the permanent discontinuances or temporary suspension of payments under the Plan; provided that no such modification, repeal, discontinuance or suspension shall affect or otherwise deprive the Directors of any payments to which they may be entitled under the Plan at the time thereof; (ii) No amendment or termination of this Plan shall, without the consent of the participants under the Plan or beneficiaries thereunder change the amount of deferred Compensation owed such person under the Plan; and (iii) Upon any termination of the Plan, each Director (or, if no longer living, the Director's beneficiary) entitled to or receiving payments hereunder shall be promptly paid in a cash lump sum all deferred Compensation (together with interest and/or dividends thereon) owed to the Director and accounted for in the Director's Stock Unit or Investment Fund Unit account. Amounts owed and Fair Market Value shall be determined as of the effective date of such termination.

     10.5 GOVERNING LAW. Except to the extent preempted or superseded by the federal laws of the United States of America, the laws of the State of Louisiana will govern the Plan.

     10.6 NOTICES. All notices, reports, statements, distributions or payments given, made, delivered or transmitted to a Director or his designated beneficiary shall be deemed to be duly given, made, delivered or transmitted when mailed, by first class mail, postage prepaid, addressed to the

Director or beneficiary at the address appearing on the books of the Committee. Written directions, notices, and other communciations to the Company, the Committee or its Representative, shall be deemed to be duly given, made or delivered when received by the Committee or its Representative at such location as may from time to time be specified.

     10.7 GENDER AND NUMBER. Whenever appropriate in the Plan, the masculine gender shall be construed to include the feminine, and the feminine gender shall be construed to include the masculine. Words in the singular shall be construed to include the plural, and the plural to include the singular.


     Executed effective the 1st day of October, 1999.

                                    Tidewater Inc.



                                    By: /s/ Ken C. Tamblyn
                                        -------------------------------
                                            Ken C. Tamblyn
                                        Executive Vice President and
                                           Chief Financial Officer

Attest:



By: /s/ Michael L. Goldblatt
    ---------------------------
    Michael L. Goldblatt
    Assistant Secretary

                                                                       Exhibit A

                          DEFERRED COMPENSATION PLAN
                           FOR OUTSIDE DIRECTORS OF
                                TIDEWATER INC.

                           Annual Deferral Election

     WHEREAS, Tidewater Inc. (the "Company") has established a formal deferred compensation plan (hereinafter the "Plan") for members of its Board of Directors who are not full-time employees of the Company ("Outside Directors") and

     WHEREAS, the Plan permits Outside Directors to elect to defer annual retainer fees, Board meeting attendance fees, and Committee meeting attendance fees ("Compensation") in accordance with the terms of the Plan:

     NOW, THEREFORE, I, _______________________, do irrevocably elect to defer _____% (25% increments) of the Compensation I earn with respect to Board services I shall perform for the Company during the calendar year beginning January 1, ______, subject to the following understandings and restrictions.

     1. I understand that following my death any amounts due to me under the Plan will be distributed as directed in my Designation of Beneficiary form.

     2. I hereby elect that my Compensation otherwise be deferred until:

        (a) my termination of Board service, as described in the Plan, or

        (b) the following date, which is at least two years following the date my Compensation for the year would be paid if it were not deferred:

            _______________, 20___. (If a date is selected, Compensation will be deferred until this date, regardless of termination of Board service.)

     3. Under this election and pursuant to Section 4.2 of the Plan, I direct the Company to:

        (a)  _______   allocate _____% of my deferred Compensation in the form
                       of hypothetical units of the Company's common stock (the
                       "Stock Units");

        (b)  _______   allocate _____% of my deferred Compensation in the form
                       of hypothetical Investment Fund Units of one or more of the following Investment Funds, which are described on the attached materials:

             _____%    ________________________________
             _____%    ________________________________
             _____%    ________________________________


     4. I understand that my deferred Compensation and all earnings thereon will be distributed to me in a lump sum unless I elect to receive the distribution in annual installments over not less than two nor more than 10 years. An election to receive a distribution in installments may be made now or at any time at least 13 months in advance of the end of the Deferral Period (as defined in the Plan). I choose to elect at this time to receive my distribution in _______ annual installments.

     5. All other terms of this Deferral Election shall be governed by the Plan and any amendment thereto in effect at the time of this election. All of the terms and conditions of the Plan are incorporated herein by reference.

     6. I acknowledge, by my signature below, that I have read and understand the terms of the Plan.

     IN WITNESS WHEREOF, I affix my signature to this election the _____ day of _____________, ______.



                                    -----------------------------------
                                    (Signature of Participant)


Receipt Acknowledged:               Tidewater Inc.


                                    By:
                                          -------------------------
                                    Date:
                                          -------------------------

                                                                       Exhibit B

                          DEFERRED COMPENSATION PLAN
                           FOR OUTSIDE DIRECTORS OF
                                TIDEWATER INC.

               Election to Receive Distribution in Installments


     I am a participant in the Deferred Compensation Plan for Outside Directors of Tidewater Inc. (the "Plan"). I understand that my Compensation deferred under the Plan will be distributed to me or to my beneficiaries in a lump sum, unless I otherwise elect within the time period provided in the Plan to receive my distribution in between two and ten annual installments. I hereby elect to receive distribution of amounts to which I am entitled under the Plan in ______ annual installments. I understand that upon my death, my account balance will be distributed to my beneficiaries in either a lump sum or such installments as are specified by me in the Designation of Beneficiary form.


Date: ___________________                  ____________________________________
                                                 (Signature of Participant)


                                           ____________________________________
                                                   (Print Name of Participant)

                                                                       Exhibit C

                          DEFERRED COMPENSATION PLAN
                           FOR OUTSIDE DIRECTORS OF
                                TIDEWATER INC.

                          Designation of Beneficiary


     1. I am a participant in the Deferred Compensation Plan for Outside Directors of Tidewater Inc. (the "Plan") and I hereby designate the following as my beneficiaries under the Plan:

                  Name (age if under 18)        Relationship

Primary
                  -------------------------     -----------------------
Secondary
                  -------------------------     -----------------------

                  -------------------------     -----------------------


     2. Following my death, I elect to have all undistributed amounts due to me distributed to my beneficiaries as follows:

     (check one)

     [_]  in _______ (between 2 and 10) annual installments; or

     [_]  in a lump sum.

     3. This designation shall be subject to the terms of, and any amounts which become payable hereunder shall be governed by, the Plan as from time to time in effect.


Date: _______________________               ___________________________________
                                                   (Signature of Participant)


                                            ___________________________________
                                                   (Print Name of Participant)


                                      C-1